Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share
Earnings per Share

Total outstanding shares as of December 31, 2012 and 2011 were 113.1 million and 55.5 million, respectively. The calculation of basic earnings per common share is based on the weighted average number of common shares outstanding in the year, or period, over which they were outstanding. Our calculation of diluted earnings per common share assumes that any common shares outstanding were increased by shares that would be issued upon exercise of those stock units for which the average market price for the period exceeds the exercise price; less, the shares that could have been purchased by the Company with the related proceeds, including compensation expense measured but not yet recognized, net of tax.

(in millions)	2012	2011	2010
Weighted-average number of common shares outstanding — basic	94.1	55.2	54.8
Stock options	0.1	0.1	0.1
Stock-settled stock appreciation rights	0.9	1.7	2.1
Restricted stock units	1.0	0.6	0.2
Adjusted weighted-average shares and assumed conversions — diluted	96.1	57.6	57.2

Awards of shares representing approximately 5.4 million, 4.3 million and 4.1 million as of December 31, 2012, 2011 and 2010, respectively, of potentially dilutive shares of common stock were outstanding and are not included in the computation of dilutive earnings per share as their effect would have been anti-dilutive because their exercise prices were higher than the average market price during the period.